EXHIBIT 10.1
EXECUTION COPY

AMENDMENT NO. 1 TO
SECOND AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT (the “Amendment”), dated as of May 31, 2012, between ANIXTER INC., a Delaware corporation, (the “Originator”) and ANIXTER RECEIVABLES CORPORATION, a Delaware corporation (the “Buyer”).

W I T N E S S E T H:

WHEREAS, the Originator and the Buyer are parties to that certain Second Amended and Restated Receivables Sale Agreement, dated as of May 31, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”); and

WHEREAS the parties hereto desire to amend the Agreement on the terms and conditions set forth below;

NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

SECTION 2. Amendment to the Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the parties hereto agree that Section 1.3(b) of the Agreement is amended and restated in its entirety to read as follows:

“(b) any of the representations and warranties set forth in paragraphs (i) and (t) of Section 2.1 are no longer true with respect to any Receivable;”

SECTION 3. Effective Date. This Amendment shall become effective and shall be deemed effective as of the date first written above when the parties shall have received a copy of this Amendment duly executed by each of the parties hereto.

SECTION 4. Representations and Warranties of the Originator. In order to induce the parties hereto to enter into this Amendment, the Originator represents and warrants to the Buyer, as to itself, that the execution and delivery by such Originator of this Amendment has been duly authorized by proper corporate proceedings of such Originator and this Amendment, and the Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of such Originator, enforceable against such Originator in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights generally.

SECTION 5. Ratification. The Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.

SECTION 6. Reference to Agreement. From and after the effective date hereof, each reference in the Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement, as amended by this Amendment.

SECTION 7. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

SECTION 8. Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first written above:

ANIXTER INC.,
as the Originator

By: /s/ Rod Shoemaker
Name: Rod Shoemaker
Title: V.P. Treasurer

ANIXTER RECEIVABLES CORPORATION, as the Buyer

By: /s/ Rod Shoemaker
Name: Rod Shoemaker
Title: V.P. Treasurer

Signature Page to
Amendment No. 1 to Second Amended and Restated Receivables Sale Agreement

Acknowledged and Agreed
as of the date first written above:

CHARIOT FUNDING LLC

By: JPMorgan Chase Bank, N.A., its attorney-in-fact

By: /s/ Joel Gedroic
Name: Joel Gedroic
Title: Executive Director

JPMORGAN CHASE BANK, N.A., as a Financial Institution,

a Managing Agent and as Agent

By: /s/ Joel Gedroic
Name: Joel Gedroic
Title: Executive Director

Signature Page to
Amendment No. 1 to Second Amended and Restated Receivables Sale Agreement

Acknowledged and Agreed
as of the date first written above:

SUNTRUST BANK, as a
Financial Institution

By: /s/ Joseph Franke
Name: Joseph Franke
Title: Senior Vice President

SUNTRUST ROBINSON HUMPHREY, INC.,
as a Managing Agent

By: /s/ Kyle Shenton
Name: Kyle Shenton
Title: Vice President

Signature Page to
Amendment No. 1 to Second Amended and Restated Receivables Sale Agreement